UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2009 (November 2, 2009)

INNOVATIVE CARD TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51260	90-0249676
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

633 West Fifth Avenue, Suite 2600 Los Angeles, California, 90071
(Address of principal executive offices, Zip Code)

(213) 223-2142
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

INNOVATIVE CARD TECHNOLOGIES, INC.

November 4, 2009

Item 5.02.	Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 2, 2009, Mr. Donald Joyce resigned from Innovative Card Technologies, Inc.’s (“Company”) board of directors as well as from the committees on which he served.   The resignation is effective immediately.  Mr. Joyce’s resignation was not the result of any disagreement with regard to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INNOVATIVE CARD TECHNOLOGIES, INC.

Date: November 4, 2009	By:	/s/ Richard Nathan
Richard Nathan
Chief Executive Officer